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                                                                   EXHIBIT 10.13


                 FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT

     THIS FIRST AMENDMENT TO THE FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of November 25,1998, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Lender"), and D&K HEALTHCARE RESOURCES, INC. ("D & K") and JARON, INC. ("Jaron"), (D & K and Jaron are sometimes hereinafter referred to individually as "Borrower" and collectively as "Borrowers").

                             Preliminary Statements

     A. Lender and Borrowers are parties to that certain Fourth Amended and Restated Loan and Security Agreement dated as of August 7, 1998 (as amended, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Loan Agreement.

     B. Borrowers and Lender now desire to amend certain provisions of the Loan Agreement on and subject to the terms hereof.

                               Terms of Agreement

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1 . Amendment to Loan Agreement. The Loan Agreement is hereby amended by deleting Section 1.2 [RELATING TO LETTERS OF CREDIT; LC GUARANTIES] in its entirety and replacing it with the following new Section 1.2:

          "1.2 Letters of Credit; LC Guaranties. Lender agrees, for so long as no Default or Event of Default exists and if requested by D&K on its own behalf or as agent for any Borrower, to (i) issue its, or cause to be issued its Affiliate's, Letters of Credit for the account of any Borrower or (ii) execute LC Guaranties by which Lender or its Affiliate shall guaranty the payment or performance by any Borrower of its reimbursement obligations with respect to Letters of Credit and letters of credit issued for Borrower's account by other Persons in support of such Borrower's obligations (other than obligations for the repayment of Money Borrowed), provide that the LC Amount at any time shall not exceed $10,000,000. No Letter of Creditor or LC Guarantee may have an expiration date that is after the last day of the Original Term. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans."

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     2.    No Claims. Borrowers acknowledge that there are no existing claims, defenses (personal or otherwise) or rights of set-off or recoupment whatsoever with respect to any of the Loan Documents. Borrowers agree that this Amendment in no way acts as a release or relinquishment of any Liens in favor of the Lender securing payment of the Obligations.

     3. Miscellaneous. Except as expressly set forth herein, there are no agreements or understandings, written or oral, between Borrowers and Lender relating to the Loan Agreement that are not fully and completely set forth herein or therein. Except to the extent specifically waived or amended herein or in any of the documents, instruments, or agreements delivered in connection herewith, all terms and provisions of the Loan Agreement hereby are ratified and reaffirmed and shall remain in full force and effect in accordance with the respective terms thereof. This Agreement may be executed in one or more counterparts, and by different parties on different counterparts. All such counterparts shall be deemed to be original documents and together shall constitute one and the same agreement. A signature of a party delivered by facsimile or other electronic transmission shall be deemed to be an original signature of such party.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized representatives of the parties as of the date first above written.

                                        FLEET CAPITAL CORPORATION


                                        By:/s/ Edward M. Bartkowski
                                           -------------------------------------
                                            Name: Edward M. Bartkowski
                                            Title: Vice President


                                        D & K HEALTHCARE RESOURCES, INC.



                                        By:/s/ Martin D. Wilson
                                           -------------------------------------
                                           Name: Martin D. Wilson
                                           Title: President


                                        JARON, INC.


                                        By:/s/ Martin D. Wilson
                                           -------------------------------------
                                           Name: Martin D. Wilson
                                           Title: President

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